UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 17, 2012

SHENGDATECH, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada

(State or other jurisdiction of incorporation)

001-31937	26-2522031
(Commission	(IRS Employer
File Number)	Identification No.)

Building 1009, No. 999 Wang Qiao Lu Chuansha Town Pudong Xin Qu, Shanghai 201201 People’s Republic of China
(Address of principal executive offices)

86-21-5835-9979
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Effective Date of Chapter 11 Plan

As previously disclosed in a Current Report on Form 8-K filed August 23, 2011, on August 19, 2011, ShengdaTech, Inc., a Nevada corporation (the “Company” or the “Debtor”), pursuant to the provisions of the United States Bankruptcy Code (the “Bankruptcy Code”), filed a voluntary petition in the United States Bankruptcy Court for the District of Nevada (the “Bankruptcy Court”) seeking relief under the provisions of Chapter 11 of Title 11 of the Bankruptcy Code (Case No. 11-52649) (the “Bankruptcy Case”).

On October 2, 2012, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Company’s First Amended Chapter 11 Plan of Reorganization, As Modified, dated as of August 30, 2012 (as confirmed, the “Plan”). Copies of the Confirmation Order and the Plan were included as Exhibits 99.1 and 2.1, respectively, to the Company’s Current Report on Form 8-K filed on October 9, 2012 (the “Confirmation Current Report”) and are incorporated by reference herein. Unless otherwise specified in this Current Report on Form 8-K, capitalized terms used but not defined herein shall have the meanings set forth in the Plan.

On October 17, 2012 (the “Effective Date”), the Plan became effective and a notice of the Effective Date of the Plan (the “Notice of Effective Date”) was filed with the Bankruptcy Court. A copy of the Notice of Effective Date is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The occurrence of the Effective Date was subject to satisfaction or waiver of certain conditions precedent including no modification or stay of the Confirmation Order or entry of other court order prohibiting the consummation of the transactions contemplated by the Plan, execution of the Liquidating Trust Agreement and creation of the Liquidating Trust pursuant to the Plan (as discussed below), and all other actions and documents necessary to implement the Plan shall have been effected or executed. Each of the foregoing conditions to the effectiveness of the Plan were satisfied or waived, and the Effective Date occurred on October 17, 2012.

Liquidating Trust Agreement

On the Effective Date, the Company entered into a Liquidating Trust Agreement (the “Trust Agreement”) by and between the Company and Michael Kang, not individually, but solely in his capacity as liquidating trustee (the “Liquidating Trustee”) for the purpose of creating a liquidating trust (the “Liquidating Trust”). The Bankruptcy Court previously approved the proposed form of liquidating trust agreement. On the Effective Date, in accordance with the Trust Agreement, a Liquidating Trust Advisory Board was appointed. The Liquidating Trust Advisory Board initially consists of the current members of the Official Committee of Unsecured Creditors appointed in the Company’s Bankruptcy Case. The Liquidating Trust Advisory Board will consult with the Liquidating Trustee from time to time on various matters as set forth in the Trust Agreement.

In accordance with the Trust Agreement and the Plan, the Liquidating Trust, in its discretion, will pursue the Company’s outstanding litigation in the People’s Republic of China (“PRC”), hold and ultimately sell the Company’s shares of Faith Bloom Limited, the Company’s wholly-owned subsidiary (“Faith Bloom”), execute, process and facilitate available distributions to holders of claims (“Claims”) and equity interests (“Equity Interests”) in the Company, and resolve disputed Claims and Equity Interests.

Specifically, on the Effective Date, the Company shall be deemed to have automatically transferred to the Liquidating Trust all of its right, title, and interest in and to all of the Liquidating Trust Assets (defined to include all assets of the Company, including, without limitation, (i) cash in the Company’s bank account on the Effective Date, (ii) the Company’s equity interests in Faith Bloom, (iii) all claims held by the Company against Faith Bloom and Faith Bloom’s subsidiaries (the “PRC Subsidiaries”), (iv) the Company’s interest in certain directors and officers insurance policies, if transferable, and the proceeds thereof, (v) all Claims and causes of action held by the Company and (vi) any other assets of the Company that are recovered by the Liquidating Trust and the proceeds thereof). The Liquidating Trust will distribute the proceeds that are obtained from the Liquidating Trust Assets to the Liquidating Trust Beneficiaries (defined to include holders of Claims and Equity Interests under the Plan), in accordance with the distribution procedures and priorities set forth in the Trust Agreement. These distribution procedures include a reserve mechanism to allow for the resolution of Claims and Equity Interests that are disputed, in whole or in part, as of the Effective Date.

The Liquidating Trust is created on behalf of, and for the benefit of, the Liquidating Trust Beneficiaries, with an initial term of three years, subject to extension with approval of the Bankruptcy Court, and is intended to qualify as a “liquidating trust” for federal income tax purposes. Beneficial interests in the Liquidating Trust are not transferable except by will, intestate succession or operation of law.

The above summary of the material terms of the Trust Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Trust Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 1.03 Bankruptcy or Receivership.

As discussed above, on October 2, 2012, the Bankruptcy Court entered the Confirmation Order confirming the Plan, and the Plan became effective on October 17, 2012. The information in Item 1.01 of this Current Report and in Item 1.03 of the Confirmation Current Report is incorporated by reference into this Item 1.03.

SECTION 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Officers & Directors

In accordance with the Plan, on the Effective Date, all of the Company’s officers and directors resigned from their respective positions with the Company, including from any and all subsidiaries of the Company, as follows:

•	On the Effective Date, Mr. Michael Kang, the Company’s Chief Restructuring Officer, resigned as Chief Restructuring Officer of the Company, and from any and all other positions he held with the Company.

•	On the Effective Date, Mr. A. Carl Mudd resigned as a member of the Board of Directors of the Company, as a member of all of the Company’s standing committees, including the Special Committee, Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, and from any director positions held with Faith Bloom or with any subsidiaries of Faith Bloom located in the People’s Republic of China (the “PRC Subsidiaries”).

•	On the Effective Date, Mr. Sheldon B. Saidman resigned as a member of the Board of Directors of the Company, as a member of all of the Company’s standing committees, including the Special Committee, Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, and from any director positions held with Faith Bloom or with the PRC Subsidiaries.

SECTION 8 – Other Events

Item 8.01 Other Events.

Certificate of Dissolution

On October 17, 2012, the Company filed a certificate of dissolution with the Nevada Secretary of State in accordance with the Plan. A copy of the Certificate of Dissolution is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Press Release

On October 17, 2012, the Company issued a press release discussing the results of the investigation conducted by the Special Committee of the Board of Directors of the Company. The press release is included as Exhibit 99.3 to this Current Report on Form 8-K.

Additional information about the Company’s Bankruptcy Case, including court filings and pleadings, is available at http://www.gcginc.com/cases/sdt/.

The information contained in this Item 8.01 disclosure is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information contained in this Item 8.01 disclosure shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

SECTION 9 – Financial Statement and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
10.1	Liquidating Trust Agreement
99.1	Notice of Effective Date
99.2	Certificate of Dissolution
99.3	Press Release dated October 17, 2012

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws. Statements regarding future events and developments and the Company’s future performance, as well as management’s expectations, beliefs, plans or estimates are forward-looking statements within the meaning of these laws. These forward-looking statements may be indicated by words such as “expects,” “anticipates,” “will,” “plans,” “believes,” “scheduled,” “estimates” and similar words and expressions. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, these statements are not guarantees of future performance and involve risks and uncertainties, which are difficult to predict and many of which are outside of the control of the Company. If any of these risks or uncertainties materialize, or if underlying assumptions prove to be incorrect, actual developments and results may vary significantly from those projected. Further, these statements are not guarantees of future payments to creditors of the Debtor and/or current or future holders of beneficial interests in the Liquidating Trust and are subject to risks and uncertainties that are difficult to predict. These risks include, among other factors: (i) the Liquidating Trust’s ability to pursue the Company’s outstanding litigation in the People’s Republic of China, fund its recovery efforts, and resolve disputed Claims and disputed Equity Interests; (ii) limited or no Liquidating Trust Assets to distribute under the Plan and Trust Agreement; (iii) risks associated with any litigation and other claims that might be brought against the Debtor or the Liquidating Trust in the future during the anticipated initial three year term of the Liquidating Trust (which term may be extended, subject to certain limited exceptions, with the approval of the Bankruptcy Court); and (iv) there is no liquidity for the beneficial interests in the Liquidating Trust issued by the Liquidating Trust, which are non-certificated and non-transferable other than by will, intestate succession or operation of law. The forward-looking statements made herein speak only as of the date of this Current Report on Form 8-K and the Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2012	ShengdaTech, Inc.

	By:	/s/ Michael Kang
	Name:	Michael Kang
	Title:	Chief Restructuring Officer